SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported)          March 11, 2002
                                                 -------------------------------

                            RELM WIRELESS CORPORATION
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             (Exact name of registrant as specified in its charter)



                                     NEVADA
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                 (State or other jurisdiction of incorporation)



           000-07336                                    59-3486297
    (Commission File Number)                 (IRS Employer Identification No.)


                 7100 Technology Drive, West Melbourne, FL 32904
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          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code           (321) 984-1414
                                                   -----------------------------



                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS
         ------------

On March 11, 2002, RELM Wireless Corporation issued a press release announcing that its standby underwriter, Noble International Investments, Inc., has declared that the units to be issued pursuant to the prospectus dated February 11, 2002, will be separated on March 21, 2002. Units are comprised of one share of RELM common stock and one warrant to purchase one share of RELM common stock.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (C)      EXHIBITS

         EXHIBIT
         NUMBER                 DESCRIPTION
         ------                 -----------
         99.1          Press Release dated March 11, 2002

                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RELM WIRELESS CORPORATION


Date: March 11, 2002                 By: /s/  William P. Kelly
      -----------------                 ----------------------------------------
                                              William P. Kelly, EVP and CFO